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                                                                   Exhibit 10.13


                          REGISTRATION RIGHTS AGREEMENT

                                  By and Among

                                CARRIER ONE, LLC
                                 STIG JOHANSSON,
                                 JOACHIM BAUER,
                                EUGENE A. RIZZO,
                                 KEES VAN OPHEM,
                                  NEIL CRAVEN,
                                 TERJE NORDAHL,
                                  EDWARD GROSS,
                                 PHILIP POULTER

                                       and

                           CARRIER1 INTERNATIONAL S.A.


                              Dated as of March 1,
                                      1999




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                               Table of Contents
                               -----------------


1.    Demand Registrations.....................................................1

2.    Piggyback Registrations..................................................3

3.    Holdback Agreements......................................................6

4.    Other Public Offers; Registration and Public Offer Procedures............6

5.    Registration Expenses...................................................10

6.    Indemnification.........................................................11

7.    Participation in Underwritten Registrations.............................15

8.    Rule 144 Reporting......................................................15

9.    Definitions.............................................................16

10.   Miscellaneous...........................................................18


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           This Registration Rights Agreement is made as of March 1, 1999, by and among Carrier1 International S.A., a Luxembourg SOCIETE ANONYME (the "Company"), Carrier One, LLC, a Delaware limited liability company ("Carrier One"), and Stig Johansson ("Johansson"), Joachim Bauer ("Bauer"), Eugene A. Rizzo ("Rizzo"), Kees Van Ophem ("Van Ophem"), Neil Craven ("Craven"), Terje Nordahl ("Nordahl"), Edward Gross ("Gross") and Philip Poulter ("Poulter"), and together with Johansson, Bauer, Rizzo, Van Ophem, Craven, Nordahl, Gross and Poulter the "Management Investors"). Capitalized terms used herein but not otherwise defined herein or in Section 9 hereof shall have the meanings ascribed thereto in the "Securities Purchase Agreement" (as defined below).

                                   WITNESSETH:

           WHEREAS, LLC and the Management Investors hold securities issued by the Company, subject to the provisions of the Securityholders Agreement, dated as of the date hereof, among the Company, the Management Investors and LLC;

           WHEREAS, the Company, Carrier One and the Management Investors anticipate that equity securities of the Company (or American depositary receipts or shares representing interests in such securities) will eventually be offered by means of an underwritten public offering within the United States possibly in connection with a listing on the New York Stock Exchange or another exchange in the United States, as well as by public or private offerings outside the United States;

           WHEREAS, the Company, Carrier One and the Management Investors wish to provide for certain registration and other rights with respect to the securities of the Company;

           NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

           1. DEMAND REGISTRATIONS. (a) REQUEST FOR REGISTRATION. (i) At any time after the earlier to occur of (x) March 1, 1999 and (y) six (6) months after the closing of an IPO, Carrier One may request registration under the Securities Act of 1933, as amended (the "Securities Act"), of (A) all or any portion of Carrier One's Registrable Securities on Form S-1 or any similar long-form registration (each a "Long-Form Registration"), and (B) all or any portion of Carrier One's Registrable Securities on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (each a "Short-Form Registration") if available as provided hereinafter. All registrations requested pursuant to this SECTION 1(A) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered for such offering.


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           (b) LONG-FORM REGISTRATIONS. Carrier One shall be entitled to request four (4) Long-Form Registrations; PROVIDED, HOWEVER, that the Company shall not be obligated to effect a Long-Form Registration pursuant to this Section 1(b) if the anticipated aggregate offering price of the Registrable Securities to be sold is less than $10 million. The Company shall pay all Registration Expenses with respect to each Long-Form Registration. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and Carrier One is able to register and sell at least 90% of the Registrable Securities requested to be included in such registration by Carrier One;
PROVIDED THAT in any event the Company shall pay all Registration Expenses in connection with any registration initiated as Long-Form Registration regardless of whether it has become effective. All Long-Form Registrations shall be underwritten registrations.

           (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to SECTION 1(B), Carrier One shall be entitled to request up to three (3) Short-Form Registrations per year in which the Company shall pay all Registration Expenses; PROVIDED, HOWEVER, that the Company shall not be obligated to effect a Short-Form Registration pursuant to this
SECTION 1(C) if the anticipated aggregate offering price of the Registrable Securities to be sold is less than $5.0 million or if Carrier One has made a request for a Short-Form Registration which has become effective within the prior 180 days. Notwithstanding anything contained herein to the contrary, Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities after the Company has become subject to the reporting requirement of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). If the Company is qualified to and, pursuant to the request of an Institutional Investor, has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "Required Registration"), the Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company shall cause such Required Registration to remain effective for a period ending on the earlier of (i) 180 days after the effective date, or (ii) the date on which all Registrable Securities held by Carrier One and included in such Required Registration have been sold pursuant to the Required Registration (the "Effective Period").

           (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any Equity Securities which are not Registrable Securities without the prior written consent of Carrier One. If the managing underwriters advise the Company and Carrier One in writing that in their opinion the number of Registrable Securities to be included in an underwritten offering exceeds the number of Registrable Securities which can be sold in an orderly manner in such offering within a price range


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acceptable to Carrier One or marketing factors require a limitation on the number of Registrable Securities to be underwritten on behalf of the Company, then the Company shall include in such registration prior to the inclusion of any Equity Securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in (or during the time of such offering without such interference or affect on the price (the "Demand Registration Cutback") as follows: FIRST the Registrable Securities requested to be included by Carrier One; and SECOND the Equity Securities proposed to be sold by the Company for its own account or any other holder of Equity Securities.

           (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days after its receipt of an initial request for a Demand Registration pursuant to this Agreement, the filing of any registration statement if at the time it received such request, the Board determines, in its reasonable business judgment, that such registration and offering would be reasonably expected to have an adverse effect on any financing, acquisition, corporate reorganization or other material transaction or development involving the Company PROVIDED THAT the Company shall only be entitled to one such postponement in any 12-month period. The Company shall give Carrier One prompt written notice of such postponement. In the event of such postponement, the Company shall comply with such request for Demand Registration as soon as practicable (and in any event within 90 days after its receipt of the initial request for such Demand Registration) after it shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the matters described in the second sentence of this SECTION 1(E). If the Company shall postpone the filing of any registration statement, Carrier One shall have the right to withdraw its request for such registration by giving notice to the Company. In the event that Carrier One withdraws its request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which Carrier One is entitled pursuant to SECTION 1.

           (f) SELECTION OF UNDERWRITERS. Carrier One will have the right to select the investment banker(s) and manager(s) to administer any offering including Registrable Securities held by Carrier One (which, if necessary will include a "qualified independent underwriter" within the meaning of the rules of the National Association of Securities Dealers, Inc. (a "QIU")), subject to the Company's approval which will not be unreasonably withheld.

           2. PIGGYBACK REGISTRATIONS. (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its Equity Securities (including any proposed registration of the Company's Equity Securities by any third party) under the Securities Act whether or not for sale for its own account (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms, but including an IPO)


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and the registration form to be used may be used for the registration of
Registrable Securities held by Carrier One or any Management Investor (a "Piggyback Registration"), the Company shall give prompt written notice to Carrier One and the Management Investors of its intention to effect such a registration and shall include in such registration, subject TO SECTIONS 2(C) and (D), all Registrable Securities held by Carrier One and, subject to the provisions of the Securityholders Agreement, all Registrable Securities of the Management Investors with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt of the Company's notice; provided in no event shall any Management Investor have the right of Piggyback Registration in connection with an IPO.

           (b) PIGGYBACK EXPENSES. The Registration Expenses of Carrier One and the Management Investors shall be paid by the Company in all Piggyback Registrations.

           (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company, Carrier one and each Management Investor requesting registration in writing that in their opinion the number of Equity Securities that holders of Equities Securities propose to sell therein, whether or not such selling holders have the right to include Equity Securities therein (the "Other Equity Securities"), plus the number of Warrant Shares that holders thereof have requested to be sold therein, plus the number of Equity Securities to be underwritten on behalf of the Company (the "Company Equity Securities"), exceeds the maximum number of Equity Securities specified by the managing underwriters that may be distributed without adversely affecting the price, timing or distribution of the Company Equity Securities, then the Company shall include in such registration such maximum number of Equity Securities requested to be included as follows: FIRST the Company Equity Securities, SECOND the Registrable Securities requested to be included in such registration by Carrier One, THIRD the Equity Securities requested to be included in such registration by the Management Investors and, if applicable, the Other Management Investors, pro rata among the Management Investors and, if applicable, the Other Management Investors on the basis of the Registrable Securities owned by each such holder, and FOURTH the Equity Securities requested to be included in such registration by any other holder.

           (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is entirely an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company, Carrier One and each Management Investor or other Management Investor requesting registration in writing that in their opinion the number of Warrant Shares and Other Equity Securities to be included in such offering exceeds the maximum number of Equity Securities (the "Includible Secondary Securities") specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of the Equity Securities being distributed, then:


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           (i) in the case of a demand registration pursuant to this Agreement,
      FIRST each party exercising such demand registration rights and Carrier One, SECOND each other Permitted Holder, Management Investor, Other Management Investor or Beneficial Investor from time to time party to or beneficiary of this Agreement, and THIRD each requesting holder of Warrant Shares, together with each other party exercising its registration rights under this Agreement, shall, in that order of priority, be entitled to include up to its pro rata portion of the Includible Secondary Securities remaining after inclusion of the Includible Secondary Securities of any holder having priority and in priority to the inclusion of any Other Equity Securities, other than as specified above, that are proposed to be sold in such public offering;

           (ii) in the case of any other demand registration, FIRST each party exercising such demand registration rights shall be entitled to include all of its Includible Secondary Shares, then each requesting holder of Warrant Shares, together with Carrier One and each Permitted Holder, Management Investor, Other Management Investor or Beneficial Investor from time to time party to or beneficiary of this Agreement, shall be entitled to include up to its pro rata portion of the remaining Includible Secondary Securities and in priority to the inclusion of any Other Equity Securities other than as specified above, that are proposed to be sold in such public offering.

           (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering (which, if necessary, will include a QIU) must be approved by Carrier One.

           (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
SECTION 1 or pursuant to this SECTION 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its Equity Securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

           (g) OTHER EMPLOYEES. Upon request of any Management Investor who is also a member of the Board of Directors or the Chief Executive Officer of the Company, the Company shall make available to each other director or employee of the Company or any of its Affiliates (the "Other Management Investors") holding Equity Securities of the Company who is also a party to the Securityholders' Agreement the rights afforded to the Management Investors under Sections 2 and 4 of this Agreement, subject to such Other Management Investor agreeing in writing to abide by all of the terms and conditions of this Agreement applicable to Management Investors as if such employee were a Management Investor, MUTATIS MULANDIS, including without limitation the obligations of Management Investors under Section 3 of this Agreement. For the avoidance of doubt,


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no consent of any such Other Management Investor shall be required to amend or waive any provision of, or to terminate, this Agreement.

           3. HOLDBACK AGREEMENTS. (a) If requested in writing by the underwriters for the IPO or any other Public Offer of Equity Securities of the Company, Carrier One and each Management Investor shall agree not to effect any public sale or public transfer (including sales pursuant to Rule 144 or Regulation S) of Equity Securities during a period of not more than 190 days beginning on the effective date of the registration statement relating to such IPO, in the case of a public offering in the United States, or beginning on the date the offering is closed, in the case of any other Public Offer outside the United States; PROVIDED, HOWEVER, that all Persons entitled to registration rights with respect to Equity Securities of the Company who are not parties to this Agreement, all Persons holding in excess of five percent (5%) of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall have also agreed not to sell publicly or transfer their Equity Securities under the terms set forth in this Section 3
(a).

           (b) The Company (i) agrees not to effect any public sale or distribution of its Equity Securities during the 10 days prior to and during the 180-day period beginning on the effective date of any (u) underwritten Demand Registration, (v) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-8 or any successor form), (w) post-effective amendment of a Required Registration pursuant to which an underwritten offering is to be effected so long as at least 180 days have elapsed since the end of the previous lock-up period pursuant to this clause (w) unless (in any such case) the underwriter managing the registered public offering otherwise agrees, or (x) preliminary or final prospectus, offering memorandum or circular or other offering document in respect of any other Public Offer of Equity Securities and (ii) agrees to cause each holder of its Equity Securities purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 or Regulation S) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted, and, in the case of an underwritten Piggyback Registration, as part of such underwritten registration or pursuant to a registration on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

           4. OTHER PUBLIC OFFERS; REGISTRATION AND PUBLIC OFFER PROCEDURES. Prior to, concurrently with or following a US Public Offer, Carrier One may determine to proceed United States and possibly concurrent private offerings of Equity Securities within and outside the United States, to the extent permitted by applicable law, accompanied by listings on one or more exchanges or over-the-counter markets and applications for qualification of Equity Securities to be traded on SEAQ International, PORTAL or a similar system. If at any time after March 1, 1999 Carrier One so requests, the Company


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and the Management Investors shall co-operate with Carrier One and take such measures as may be necessary in the reasonable judgment of Carrier One (including, in the case of the Management Investors, voting their Equity Securities) in order to permit such offerings to be completed and such related actions to be taken in compliance with all applicable laws and regulations and the rules of any exchange in which the Equity Securities are or are to be listed, including any of the measures listed in Section 4 or any comparable measures applicable to such offerings and related actions. It is the parties' intention that the respective rights and obligations of the Company, Carrier One and the Management Investors with respect to such offerings shall be equivalent, insofar as legally permitted and reasonably practicable in light of the customary market practice applicable to such offerings, to those set forth in this Agreement with respect to registration of Registrable Securities in the U.S., and that, if any such offering is proposed by Carrier One, the parties shall negotiate in good faith such amendments to this Agreement as Carrier One may reasonably request to better define such rights and obligations in such connection. Whenever Carrier One or a Management Investor shall have requested that any Registrable Securities be registered in accordance with Section 1 or 2 of this Agreement or otherwise offered by means of a Public Offer, the Company shall,

           (I) in the case of a US Public Offer use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

           (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that within a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by Carrier One and the Management Investors participating in such registration copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

           (b) notify in writing Carrier One and each Management Investor requesting registration of its Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 180 days or such longer period specified in SECTION 1(C) (subject to extension pursuant to SECTION 7(B)), or, if such registration statement relates to an underwritten offering, such longer period as (in the opinion of counsel for the underwriters) a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (ii) such shorter period as will terminate when all of the securities covered by such registration statement during such period have been disposed of in accordance with the intended methods of disposition by


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the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement subject to the time limits set forth herein;

           (c) furnish to Carrier One and each Management Investor requesting registration of its Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Institutional Investor or Management Investor may reasonably request in order to facilitate the disposition of its Registrable Securities;

           (II) in the case of a US Public Offer or any other Public Offer:

           (a) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Carrier One or such Management Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Carrier One or any Management Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by Carrier One or such Management Investor (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service or process in any such jurisdiction);

           (b) notify Carrier One and each Management Investor requesting registration of its Registrable Securities or inclusion thereof in a Public Offer, at any time when a prospectus, offering circular or memorandum or other offering document relating thereto is required to be delivered under the Securities Act or other applicable law, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus or such other document contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of Carrier One or any Management Investor, the Company shall promptly furnish to Carrier One or such Management Investor, as the case may be, a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus or other document shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;


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           (c) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

           (d) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later then the effective date of such registration statement;

           (e) enter into such customary agreements and depositary or custodial arrangements (including underwriting and deposit agreements in customary form) and take all such other actions as Carrier One and any Management Investors participating in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities being sold;

           (f) make available for inspection by Carrier One or any Management Investor requesting inclusion of its Registrable Securities in such Public Offer or other Public Offer, any participating underwriter and any attorney, accountant or other agent retained by Carrier One, such Management Investor or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by Carrier One, such Management Investor, underwriter, attorney, accountant or agent in connection with such registration statement and assist and, at the request of any participating underwriter, cause such officers or directors to participate in presentations to prospective purchasers;

           (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission or any comparable authority in any foreign jurisdiction and any exchange on which Equity Securities are or are to be listed, . and make available to its Securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder or, in the case of a Public Offer which is not a US Public Offer, any other financial statements or data of the Company which may be required to be provided by applicable law or the rules and regulations of any such non-U.S. authority or exchange?

           (h) permit any holder of Registrable Securities, which holder might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement or prospectus, offering circular or memorandum or other offering document and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;


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           (i) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, of any order suspending or preventing the use of any prospectus, offering circular or memorandum or other offering document or suspending the qualification of any securities included in such registration statement or other document for sale or trading in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

           (j) use its best efforts to cause any such registration statement, prospectus, offering circular or memorandum or other offering document and, if required, Registrable Securities covered by such registration statement or other document to be registered with, qualified or approved by such other Governmental Authorities or exchanges on which Equity Securities of the Company are or are to be listed as may be necessary to enable Carrier One and the Management Investors to consummate the disposition of their Registrable Securities;

           (k) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement, final prospectus, offering circular or memorandum or other offering document), from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as Carrier One reasonably requests; and

           (l) use reasonable efforts to cause certificates for the Registrable Securities covered by such registration statement, final prospectus, offering circular or memorandum or other offering document to be delivered by the holders thereof to the underwriters in such denominations and registered in such names as the underwriters may request.

           5. REGISTRATION EXPENSES. (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, depositories, fees and disbursements of counsel of the Company and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a QIU (excluding discounts and commissions) and other Persons retained by the Company, Carrier One or the Management Investors (all such expenses being herein called "Registration Expenses") shall be borne and paid by the Company. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar


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securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

           (b) In connection with each Demand Registration and each Piggyback Registration (or comparable proceeding with respect to a Public Offer outside the U.S.), the Company shall reimburse Carrier One the reasonable fees and disbursements of (i) one special counsel for Carrier One, and (ii) its local counsel.

           (c) In connection with each Demand Registration and each Piggyback Registration (or comparable proceeding with respect to a Public Offer outside the U.S.), Carrier One shall bear and pay all underwriting discounts and selling commissions applicable to the sale of its Registrable Securities included in such registration or Public Offer. In connection with each Piggyback Registration (or comparable proceeding), the Management Investors shall bear and pay all underwriting discounts and selling commissions applicable to the sale of their Registrable Securities included in such registration (or Public Offer).

           6. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, Carrier One and its affiliates, its and their respective officers, directors, agents and employees and each Person who controls Carrier One or any of its affiliates (within the meaning of the Securities Act) and each Management Investor against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement preliminary or final prospectus, offering circular or memorandum or other offering document for any Public Offer or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this SECTION 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement or to obtain approval of any preliminary or final prospectus, offering circular or memorandum or other offering document under the "blue sky" or other securities laws or listing regulations thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Carrier One, each such director, officer and controlling Person and each Management Investor for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary or final prospectus or offering circular or memorandum or other offering document or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by Carrier One or such Management Investor, as the case may be, expressly for use therein or by Carrier One or the Management Investor's, failure, as the case may be, to deliver a copy of the registration statement, prospectus, offering circular or memorandum or comparable document or any amendments or supplements thereto after the Company has furnished Carrier One and such Management Investor with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of an Carrier One and a Management Investor.

           (b) In connection with any registration statement or the preparation of any preliminary or final prospectus, offering circular or memorandum or other offering document for a Public Offer in which Carrier One or a Management Investor is participating, Carrier One and such Management Investor, as the case may be, will furnish to the Company in writing such information and affidavits as the Company reasonably requests (and is customarily provided by selling stockholders) for use in connection with any such registration statement, prospectus offering circular or memorandum or other offering document and, to the fullest extent permitted by law, will indemnify and hold harmless the Carrier One, its affiliates and the other Management Investors holding Registrable Securities and the Company, and their respective directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, preliminary or final prospectus, offering circular or memorandum or other offering document or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or offering circular or memorandum or other offering document or any amendment or supplement thereto, or in any application, or reliance upon and in conformity with written information prepared and furnished to the Company by the Carrier One, or Management Investors, expressly for use therein, and Carrier One, or such Management Investors, as the case may be, will reimburse the Company and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the obligation to indemnify will be individual to Carrier One, or such Management Investor, as the case may be, and will be limited to the net amount of proceeds received by Carrier One or each Management Investor from the sale of its Registrable Securities pursuant to such registration statement or in such Public Offer.

           (c) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this SECTION 6, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding subparagraphs of this SECTION 6, except to the extent, but only to the extent to which, the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this SECTION 6. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that
(i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, or (ii) if such indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.

           (d) No indemnifying party shall, without the written consent of each indemnified party (which consent shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim without any payment or consideration provided or obligation incurred by any indemnified party, and
(B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

           (e) If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company, the members of Carrier One and Management Investors participating in the registration statement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefit of the Company, the members of Carrier One and each Management Investor participating in the registration statement or the Public Offer in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, each member of Carrier One and each Management Investor participating in the registration statement or the Public Offer shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received and retained by each such participating party bear to the total net proceeds from the offering (before deducting expenses). The relative fault of the Company, each member of Carrier One and each Management Investor participating in the registration statement or the Public Offer shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company, a member of Carrier One or a Management Investor participating in the registration statement or the Public Offer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Company, Carrier One and the Management Investors agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this SECTION 6, neither Carrier One nor any Management Investor shall be required to contribute pursuant to this
SECTION 6 any amount in excess of the sum of (i) any amounts paid pursuant to
SECTION 6(b) and (ii) net proceeds received and retained by Carrier One or the Management Investor from the sale of its Registrable Securities covered by the registration statement filed pursuant hereto or otherwise included in a Public Offer, it being understood that insofar as such net proceeds have been distributed by Carrier One to its members, the amount of Carrier One's contribution hereunder shall be limited to the net proceeds which it actually recovers from its members based upon their relative fault and that to the extent that Carrier One has not distributed such net proceeds, the amount of Carrier One's contribution hereunder shall be limited by the percentage of such net proceeds which corresponds to the percentage equity interests in Carrier One held by those of its members who have been determined to be at fault. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

           (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

           (g) The indemnification and contribution required by this SECTION 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

           7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. (a) No Person may participate in any registration or other Public Offer hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (iii) furnishes such information regarding such Person as the Company may reasonably request and as shall be required in connection with such registration; PROVIDED THAT neither Carrier One nor any Management Investor shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding Carrier One, or such Management Investor, and Carrier One's or such Management Investor's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in SECTION 6.

           (b) Each Person that is participating in any registration or other Public Offer hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 4(e), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement, or such Public Offer until such Person's receipt of the copies of a supplemented or amended prospectus, offering circular or memorandum or other offering document, as applicable, as contemplated by such
SECTION 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in SECTION 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including date of the giving of such notice pursuant to this Section to and including the date when Carrier One shall have received the copies of the supplemental or amended prospectus, offering circular or memorandum or other offering document, as applicable, contemplated by SECTION 4(e).

           8. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of Registrable Securities to the public without registration, the Company agrees at all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act to use its best efforts to: (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to such reporting requirements; and (c) so long as Carrier One or a Management Investor owns any Registrable Securities, furnish to Carrier One or such Management Investor forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as Carrier One or such Management Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such securities without registration.

           9. DEFINITIONS.

           "BENEFICIAL INVESTORS" means industry experts or other individuals whose affiliation with the Company should, in the good faith judgment of the Board, provide the Company a with strategic advantage.

           "BOARD" means the Board of Directors of the Company.

           "COMMISSION" has the meaning set forth in SECTION 1(c).

           "COMPANY" means Carrierl International S.A., a Luxembourg SOCIETE ANONYME, or any company or other entity into which Carrierl International S.A. is converted or merged into or which becomes the direct or indirect owner of all the Equity Securities of Carrierl International S.A.

           "DEMAND REGISTRATION" has the meaning set forth in Section 1(a).

           "DEMAND REGISTRATION CUTBACK" has the meaning set forth in
SECTION 1(d).

           "EFFECTIVE PERIOD" has the meaning set forth in Section 1(c).

           "EQUITY SECURITIES" means (i) the Shares (including, without limitation, the Purchased Securities), (ii) any warrants, options or other rights to subscribe for or to acquire, directly or indirectly (whether pursuant to any division or split of Shares or other interests in the Company or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction involving the Company or otherwise), any Shares or other equity interests in the Company, (iii) any Shares or other equity interests in the Company or any bonds, notes, debentures or other securities convertible into or exchangeable for, directly or indirectly (whether pursuant to a Share split or Share division or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction involving the Company or otherwise), any Shares or other equity interests of the Company including pursuant to the transactions contemplated by Section 4 of the Securityholders Agreement, and (iv) any interests in any of the foregoing, including any American or Global Depositary receipts or shares representing any of the Equity Securities referred to in clauses (i) to (iii) above, in each case outstanding at any time.

           "IPO" means the initial underwritten public offering of any Equity Securities within the United States.

           "LONG-FORM REGISTRATION"has the meaning set forth in Section 1(a).

           "PIGGYBACK REGISTRATION" has the meaning set forth in Section 2(a).

           "PUBLIC OFFER" means any underwritten public offering of any Equity Securities in any jurisdiction or any underwritten private offering or series of private offerings in one or more jurisdictions of Equity Securities in Europe which is accompanied by a listing of the Equity Securities on a recognized national stock exchange or introduction of the Equity Securities to trading on a recognized national over-the-counter market in Europe.

           "QIU" has the meaning set forth in SECTION 1(f).

           "PERMITTED HOLDER" means any of the following: any of Providence Equity Partners L.P., Providence Equity Partners 11 L.P., Providence Equity Partners III L.P., Primus Capital Fund IV Limited Partnership and Primus Executive Fund Limited Partnership and any of the respective Affiliates or successors of the foregoing.

           "REGISTRABLE SECURITIES" means, at any time, (i) the Shares issued and outstanding at such time, (ii) Shares issued upon the conversion of or exchange of any Equity Securities, (iii) any Equity Securities issued or issuable, directly or indirectly, with respect to the securities referred to in clauses (i) or (ii) above by way of a dividend or split or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction.

           "REQUIRED REGISTRATION" has the meaning set forth in Section 1(c).

           "SECURITIES ACT" has the meaning set forth in SECTION 1(a).

           "SECURITIES EXCHANGE ACT" has the meaning set forth in SECTION 1(c).

           "SECURITYHOLDERS AGREEMENT" means that certain Securityholders Agreement dated as of the date hereof among the Company, Carrier One and the Management Investors, as amended, modified or supplemented from time to time.

           "SHARES" means the ordinary shares of the Company.

           "SHORT-FORM REGISTRATION" has the meaning set forth in SECTION 1(a).

           "US PUBLIC OFFER" means any underwritten public offering of any Equity Securities within the United States.

           "WARRANT SHARES" means ordinary shares (or other securities) issued or issuable upon exercise of warrants pursuant to either of the Warrant Agreements, dated as of February 19, 1999, between the Company and the Chase Manhattan Bank,

           10. MISCELLANEOUS. (a) NO INCONSISTENT AGREEMENT. The Company shall not hereafter enter into any agreement with respect to its Equity Securities which is inconsistent with or violates the rights granted to Carrier One and Management Investors in this Agreement.

           (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. Except as otherwise permitted herein, after an IPO or other Public Offer the Company shall not take any action, or permit any change to occur, with respect to its Equity Securities which would adversely affect the ability of Carrier One and Management Investors to include their Registrable Securities in a registration or other Public Offer undertaken pursuant to this

Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration or other Public Offer (including, without limitation, effecting a split or a combination of its Equity Securities).

           (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

           (d) AMENDMENTS AND WAIVERS. No modification to or amendment of any provision of this Agreement shall be effective against the Company, Carrier One, or any Management Investor unless such modification or amendment is approved in writing by Carrier One and the Company and, if it materially adversely affects the rights of the holders of the Management Shares hereunder, is approved in writing by the holders of a majority of the Management Shares, it being understood that no consent of the holders of the Management Shares shall be required to add additional employees and directors of the Company and its Affiliates as direct parties to this Agreement, but any modification to or amendment of any provision of this Agreement executed and delivered in writing by the holders of a majority of the Management Shares shall be binding upon all such holders; provided that no such modification, amendment or waiver of this Agreement which materially, adversely and disproportionately affects any one holder of Securityholder Securities, as such, shall be effective against such holder without the prior written consent of such holder. No waiver of the rights and obligations hereunder of the parties hereto shall be effective unless such waiver is in writing and duly executed and delivered by Carrier One and, if it materially adversely affects the rights of the holders of the Management Shares hereunder, is approved in writing by the holders of a majority of the Management Shares, but any waiver of any rights or obligations hereunder executed and delivered in writing by the holders of a majority of the Management Shares shall be binding upon all such holders; provided that no such waiver of this Agreement which materially, adversely and disproportionately affects any one holder of Securityholder Securities, as such, shall be effective against such holder without the prior written consent of such holder. The failure of any party hereto to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

           (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, including any member of Carrier One and such member's assigns, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the purchasers or holders of any type of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound by the terms hereof.

           (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

           (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

           (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term "or" has the inclusive meaning represented by the term "and/or" and the term "including" is not limiting. All references as to "Sections", "Subsections", "Articles", "Schedules" and "Exhibits" shall be to Section, Subsections, Articles, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided.

           (i) GOVERNING LAW. The corporate law of the State of New York shall govern all issues and questions concerning the relative rights of the Company, Carrier One and the Management Investors. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under the jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

           (j) SUBMISSION TO JURISDICTION.

           The courts of England have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and for this purpose each party irrevocably submits to the jurisdiction of the Courts of England.

           Paragraph (b) above does not prevent any party to this Agreement from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction.

           Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.

           (k) NOTICES. Any notices or other communications required to be given pursuant to this Agreement shall be in writing and shall be deemed given: (i) upon delivery, if by hand; (ii) three (3) Business Days after mailing, if sent by registered or certified mail, postage prepaid, return receipt requested;
(iii) one (1) Business Day after mailing, if sent via overnight courier; or (iv) upon transmission, if sent by telex or facsimile except that if such notice or other communication is received by telex or facsimile after 5:00 p.m. on a Business Day at the place of receipt, it shall be effective as of the following Business Day. All notices and other communications hereunder shall be given as follows:

           (a)  If to the Company, to it at:

                c/o Carrierl International GmbH
                Militarstrasse 36
                CH-8004 Zurich
                Attention:
                Facsimile: 01/ 297 26 01
                Telephone: 01/ 297 26 00

                with a copy to:
                Providence Equity Partners, Inc.
                901 Fleet Center
                50 Kennedy Plaza
                Providence, RI 02903
                Attn: Glenn M. Creamer
                Facsimile: 401-751-1790
                Telephone: 401-751-1700
                and a copy to:

                Edwards & Angell
                2900 Bank Boston Tower
                Providence, Rhode Island 02903
                Attention: David K. Duffell, Esq.
                Facsimile: 401-276-6611
                Telephone: 401-274-9200

           (b) If to a Management Investor, to it at his address set forth in the Securities Purchase Agreement.

           Any party may change its address for receiving notice by written notice given to the other names above in the manner provided above.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                             CARRIER ONE, LLC


                                             By: /s/ Glen M. Creamer
                                                --------------------------------
                                             Name:  Glen M. Creamer
                                             Title: Chairman


                                             CARRIER ONE INTERNATIONAL S.A.


                                             By: /s/ Glen M. Creamer
                                                --------------------------------
                                             Name:
                                             Title:


     [Signature page to Amended and Restated Registration Rights Agreement]

                             /s/ Stig Johansson
                                 Stig Johansson


                              /s/ Joachim Bauer
                                  Joachim Bauer


                             /s/ Eugene A. Rizzo
                                 Eugene A. Rizzo


                             /s/ Kees Van Ophem
                                 Kees Van Ophem


                               /s/ Neil Craven
                                   Neil Craven


                              /s/ Terje Nordahl
                                  Terje Nordahl


                              /s/ Edward Gross
                                  Edward Gross


                             /s/ Philip Poulter
                                 Philip Poulter




     [Signature page to Amended and Restated Registration Rights Agreement]